SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[X]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                    Scottsdale Land Trust Limited Partnership
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                    SCOTTSDALE LAND TRUST LIMITED PARTNERSHIP
             c/o Gemisys Transfer Agents, 7103 South Revere Parkway,
                            Englewood, Colorado 80112
                        (303) 705-6289 Fax (303) 705-6171


Dear Investor:

     We have previously mailed to you proxy materials relating to Scottsdale Land Trust Limited Partnership. Pursuant to the Consent Solicitation Statement dated May 12, 2000, the general partner is requesting your consent to sell approximately 3.6 acres of land to Franchise Finance Corporation of America, a New York Stock Exchange listed company and an affiliate of the general partner, and to consent to the liquidation of the Partnership after all of the Partnership's remaining parcels are sold.

     According to our latest records, we have not received your proxy card. Regardless of the number of units you own, it is important that they are represented. If you haven't previously mailed your proxy card, please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the return envelope provided for your convenience.

     For the reasons set forth in the Consent Solicitation Statement, the general partner believes the proposals are in the best interest of investors and recommends a vote FOR the proposals.

     If you have already mailed your proxy card, please disregard this letter and accept our thanks. Should you have any questions regarding the Consent Solicitation Statement, please call D.F. King & Co., Inc. at (800) 628-8532.

                                        Sincerely,

                                        /s/ M. H. Fleischer

June 16, 2000                           M. H. Fleischer
                                        General Partner